SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2003

ARADIGM CORPORATION

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-28402	94-3133088
(Commission File No.)	(IRS Employer Identification No.)

3929 Point Eden Way
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Exhibits.

Exhibit
Number	Description

99.1	Transcript of call held on August 6, 2003.

Item 9. Regulation FD Disclosure

     On August 6, 2003, Aradigm Corporation (the “Company”) held a conference call to discuss the status of ongoing and future clinical trials and commercial scale-up preparations with regard to the Company’s AERx insulin Diabetes Management System. A transcript of the call is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARADIGM CORPORATION

Dated: August 11, 2003	By:	/S/ THOMAS C. CHESTERMAN

Thomas C. Chesterman

	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Transcript of call held on August 6, 2003.